UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 17, 2008, Allscripts Healthcare Solutions, Inc. (“Allscripts”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Misys plc (“Misys”), Misys Healthcare Systems, LLC (“MHS”), and Patriot Merger Company, LLC (“Patriot”). On October 10, 2008, Allscripts completed the transactions contemplated by the Merger Agreement, which included the merger of Patriot with and into MHS (the “Merger”), with MHS surviving as a wholly-owned subsidiary of Allscripts, and the purchase by Misys, through one of its subsidiaries, of shares of Allscripts’ common stock for $330,000,000 in cash. At the closing of the Merger, Allscripts changed its name to Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts-Misys”).

Item 7.01.	Regulation FD Disclosure.

Allscripts-Misys included as Exhibit 99.3 to Amendment No. 2, filed with the Securities and Exchange Commission (“SEC”) on November 24, 2008, to Current Report on Form 8-K filed by Allscripts-Misys with the SEC on October 17, 2008, non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS. This Amendment No. 3 is being filed by Allscripts-Misys to correct an error in the first quarter of fiscal 2009 reconciliation to combined non-GAAP net income in double counting the gain on sale of the Physicians Interactive business unit of $2.0 million. The effect of this will be an increase in combined non-GAAP net income to $15.4 million rather than the $13.4 million previously reported.

Attached as Exhibit 99.3 is non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS. The information furnished under this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.3	Non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: December 31, 2008	By:	/s/ William J. Davis
William J. Davis Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.3	Non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS.

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